UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
September 15, 2008
BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 North Tryon Street
Charlotte, North Carolina 28255
(Address of principal executive offices)
(800) 299-2265
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.
On September 15, 2008, Bank of America Corporation (“Bank of America”) and Merrill Lynch & Co., Inc. (“Merrill Lynch”) entered into an Agreement and Plan of Merger, dated as of September 15, 2008 (the “Merger Agreement”). The Merger Agreement has been approved by the Boards of Directors of the Registrant and Merrill Lynch and is subject to customary closing conditions, including regulatory and stockholder approvals. A copy of a press release announcing the merger is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Additional Information About this Transaction
In connection with the proposed merger, Bank of America will file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement of Bank of America and Merrill Lynch that also constitutes a prospectus of Bank of America. Bank of America and Merrill Lynch will mail the joint proxy statement/prospectus to their respective stockholders. Bank of America and Merrill Lynch urge investors and security holders to read the joint proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from Bank of America’s website (www.bankofamerica.com) under the tab “About Bank of America” and then under the heading “Investor Relations” and then under the item “SEC Filings”. You may also obtain these documents, free of charge, from Merrill Lynch’s website (www.ml.com) under the tab “Investor Relations” and then under the heading “SEC Filings.”
Proxy Solicitation
Bank of America, Merrill Lynch and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from stockholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders in connection with the proposed merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find information about Bank of America’s executive officers and directors in its definitive proxy statement filed with the SEC on March 19, 2008. You can find information about Merrill Lynch’s executive officers and directors in its definitive proxy statement filed with the SEC on March 14, 2008. You can obtain free copies of these documents from Bank of America and Merrill Lynch using the contact information above.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.
The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Press Release dated September 15, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	TERESA M. BRENNER
Associate General Counsel

    Dated: September 15, 2008

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Press Release dated September 15, 2008